Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zayo Group, LLC (the “Company”) on Form 10-K/A for the period ending June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, does hereby certify, to such each officer’s knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of and for the periods covered by the Report.

Date: February 27, 2019	By:	/s/ Dan Caruso
Dan Caruso
Chief Executive Officer

Date: February 27, 2019	By:	/s/ Matt Steinfort
Matt Steinfort
Chief Financial Officer